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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 1, 2001
               Date of earliest event reported: February 1, 2001


                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      0-20815                                              77-0309686
(Commission File No.)                          (IRS Employer Identification No.)

                             297 N. BERNARDO AVENUE
                         MOUNTAIN VIEW CALIFORNIA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500




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ITEM 5. OTHER EVENTS.

     The exhibits listed in Item 7 below are filed herewith in connection with Aviron's Registration Statement on Form S-3 (Registration No. 333-52028) and hereby incorporated by reference.

ITEM 7. EXHIBITS.

Exhibit 1.1    Form of Common Stock Underwriting Agreement.

Exhibit 1.2    Form of Debt Underwriting Agreement.

Exhibit 4.1    Form of Officer's Certificate pursuant to Section 2.01 of the
               Subordinated Indenture.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       AVIRON

Dated:  February 1, 2000               By: /s/ CHARLENE A. FRIEDMAN
                                           -------------------------------------
                                           Charlene A. Friedman
                                           Vice President, General Counsel
                                           and Secretary


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                                INDEX TO EXHIBITS

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
Exhibit 1.1    Form of Common Stock Underwriting Agreement.

Exhibit 1.2    Form of Debt Underwriting Agreement.

Exhibit 4.1    Form of Officer's Certificate pursuant to Section 2.01 of the
               Subordinated Indenture.

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